Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Executive Officer

In connection with the Quarterly Report of Shannon International Inc. (the "Company") on Form 10-QSB for the three months ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. William Clements, Chief Executive Officer certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






February 22, 2006                 /s/ J. William Clements
-----------------                 -----------------------------------
                                  J. William Clements
                                  Chief Executive Officer



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